UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2005

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation	(Commission File Number	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

           On January 26, 2005, Intergraph Corporation issued a press release announcing, among other matters, its preliminary results of operations for the quarter and year ended December 31, 2004, the text of which is set forth as Exhibit 99.1.

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On January 26, 2005, Larry Laster announced his intention to retire as Intergraph's Chief Financial Officer.  The Company expects Mr. Laster will continue to serve as Chief Financial Officer until a successor is named.

Item 9.01.       Financial Statements and Exhibits

           Exhibits

           99.1      Press Release of Intergraph Corporation dated January 26, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION
By:/s/ Larry J. Laster
Name: Larry J. Laster
Title: Executive Vice President and Chief Financial Officer

Date:    January 26, 2005